UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2015

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Depositors of the American Express Credit Account Master Trust)

(Exact Name of Registrant as Specified in Charter)

on behalf of

American Express Credit Account Master Trust

Delaware	000-21424-04	13-3854638	Delaware	333-113579-02	20-0942395	Delaware	333-113579-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street 30th Floor, Room 505B New York, New York 10285 (212) 640-2357	4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On April 13, 2015, the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 and as further amended from time to time, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon, relating to the American Express Credit Account Master Trust, was amended by the Seventh Amendment to Pooling and Servicing Agreement, dated as of April 13, 2015 (the “Amendment to PSA”). The Amendment to PSA is attached hereto as Exhibit 4.1.

On April 13, 2015, the Receivables Purchase Agreement, dated as of April 16, 2004, as amended and otherwise modified from time to time, between American Express Centurion Bank and American Express Receivables Financing Corporation III LLC, was amended by the Fifth Amendment to Receivables Purchase Agreement, dated as of April 13, 2015 (the “Amendment to Centurion RPA”). The Amendment to Centurion RPA is attached hereto as Exhibit 4.2.

On April 13, 2015, the Receivables Purchase Agreement, dated as of April 16, 2004, as amended and otherwise modified from time to time, between American Express Bank, FSB and American Express Receivables Financing Corporation IV LLC, was amended by the Fifth Amendment to Receivables Purchase Agreement, dated as of April 13, 2015 (the “Amendment to FSB RPA”). The Amendment to FSB RPA is attached hereto as Exhibit 4.3.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Seventh Amendment to Pooling and Servicing Agreement, dated as of April 13, 2015, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

Exhibit 4.2	Fifth Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Centurion Bank and American Express Receivables Financing Corporation III LLC.

Exhibit 4.3	Fifth Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Bank, FSB and American Express Receivables Financing Corporation IV LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	President

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Todd N. Boren
Name:	Todd N. Boren
Title:	President

American Express Receivables Financing Corporation IV LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: April 13, 2015

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Seventh Amendment to Pooling and Servicing Agreement, dated as of April 13, 2015, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

Exhibit 4.2	Fifth Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Centurion Bank and American Express Receivables Financing Corporation III LLC.

Exhibit 4.3	Fifth Amendment to Receivables Purchase Agreement, dated as of April 13, 2015, between American Express Bank, FSB and American Express Receivables Financing Corporation IV LLC.